UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 21, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 21, 2025, Exelon Corporation (the “Company”) issued and sold $1.0 billion in aggregate principal amount of notes consisting of $500 million principal amount of its 5.125% Notes due 2031 (the “2031 Notes”) and $500 million principal amount of its 5.875% Notes due 2055 (the “2055 Notes,” and collectively with the 2031 Notes, the “Notes”). See Item 2.03 below for a description of the Notes and related agreements.

Item 2.03. Creation of a Direct Financial Obligation

On February 21, the Company issued and sold $1.0 billion in aggregate principal amount of Notes. The Notes were issued under an indenture, dated as of June 11, 2015 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the Eighth Supplemental Indenture, dated as of February 1, 2025 (the “Eighth Supplemental Indenture”). The Base Indenture is filed as Exhibit 4.1 to this Form 8-K and the Eighth Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K and are each incorporated herein by reference.

A portion of the net proceeds from the sale of the Notes, together with available cash balances, will be used to repay $464 million of the Company's currently outstanding commercial paper borrowings having an approximate weighted average interest rate of 4.537% per annum as of February 11, 2025. The remainder of the net proceeds will be used for general corporate purposes.

The 2031 Notes will pay interest at the fixed rate of 5.125% per annum, and the 2055 Notes will pay interest at the fixed rate of 5.875% per annum. Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2025. The 2031 Notes will mature on March 15, 2031, and the 2055 Notes will mature on March 15, 2055.

In connection with the issuance of the Notes, Ballard Spahr LLP provided the Company with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated February 18, 2025 among the Company, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated February 18, 2025 among the Company, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)
4.2	Eighth Supplemental Indenture, dated as of February 1, 2025, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *
This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; adverse impact of the activities associated with the past deferred prosecution agreement (DPA) and now-resolved SEC investigation on Exelon's reputation and relationships with legislators, regulators, and customers; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural, gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of the Company's credit ratings or other failure to satisfy the credit standards in the Company's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in the Company's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Company from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. The Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jeanne M. Jones
Jeanne M. Jones
Executive Vice President and Chief Financial Officer

February 21, 2025

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated February 18, 2025 among the Company, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)
4.2	Eighth Supplemental Indenture, dated as of February 1, 2025, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)